Exhibit XXXVI
     FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

              This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "First Amendment") is entered into as of the 30th day of September, 1994, by and between FEDERAL REALTY INVESTMENT TRUST, a District of Columbia unincorporated business trust (the "Borrower"), and SIGNET BANK/MARYLAND, a Maryland banking corporation (the "Bank").

                                       PREFACE

              Reference is made to the $25,000,000 Revolving Credit Agreement dated as of June 22, 1993 between the Borrower and the Bank (the "Credit Agreement"). Except as otherwise provided, capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

              The Borrower has requested that the Credit Agreement be amended as hereinafter provided to extend the Termination Date, to increase the Commitment and to modify certain covenants contained in the Credit Agreement. The Borrower has also requested that the Bank enter into the Intercreditor Agreement dated as of September 30, 1994, among the Borrower, the Bank, First Union National Bank of Virginia, Corestates Bank, N.A. and Mellon Bank, N.A.. The Bank is willing to agree to such requests, subject to the terms and conditions contained herein.

              NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                               a.      The definition of "Loan Documents" in
                                       Section 1.1 of the Credit Agreement is
                                       amended by adding the phrase ", as any
                                       of the foregoing may be amended,
                                       extended, modified or restated from time to time" to the end of the existing text of such definition.

                               b. Section 1.1 of the Credit Agreement is amended by adding a new definition of "Intercreditor Agreement" to read as follows:

                                       "Intercreditor Agreement" means the
                                       Intercreditor Agreement  dated as of
                                       September 30, 1994 among the Borrower,
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                                       the Bank, First Union National Bank of
                                       Virginia, Corestates Bank, N.A. and
                                       Mellon Bank, N.A., as such Intercreditor
                                       Agreement may be amended, extended,
                                       modified or restated from time to time,

                               c. Section 2.1(a) of the Credit Agreement is amended by deleting the existing
                                       Section 2.1(a) and inserting in lieu
                                       thereof the following:

                                       "Subject to the terms and conditions
                                       hereof, the Bank agrees to make a loan
                                       or loans (individually a "Loan" and
                                       collectively the "Loans") to the
                                       Borrower from time to time prior to the
                                       Termination Date on a revolving basis in an aggregate principal amount not to exceed (i) the lesser of (A)
                                       "$30,000,000 (the "Commitment") , and
                                       (B) an amount equal to thirty percent
                                       (30%) of the total committed lending
                                       limits of the Banks (as defined in
                                       Section 3 of the Intercreditor
                                       Agreement) under the Bank Agreements (as defined in Section 3 of the Intercreditor Agreement), minus (ii) the Letter of Credit Usage. The Loans may be repaid and the principal amount thereof reborrowed throughout the Termination Date, subject to all of the terms and conditions hereof."

                               d. Section 2.1(b) of the Credit Agreement is amended by deleting the date "December 1, 1995" in the first sentence of such subsection and inserting in lieu thereof the date "July 1, 1997".

                               e. Section 3.1(b) of the Credit Agreement is amended by deleting the phrase "1/4 of 1% per annum" and inserting in lieu thereof the phrase "1/8 of 1% per annum".

                               f. Section 3.4 of the Credit Agreement is redesignated as Section 3.5 and a new
                                       Section 3.4 is added to read as follows:

                                       "3.4  Mandatory Prepayments.  If at any
                                       time the aggregate principal amount of
                                       Loans outstanding hereunder exceeds the

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                                       maximum amount available to be borrowed
                                       pursuant to Section 2.1 hereof, the
                                       Borrower shall immediately prepay such
                                       Loans in an amount equal to such excess, together with all interest accrued on the amount required to be so prepaid and all other amounts due and payable to the Bank under this Agreement including, without limitation, any amount payable under Section 2.9 hereof. Any such prepayment shall be applied by the Bank to such Loans as the Bank shall in its sole discretion elect; provided, however, that if no Default or Event of Default has occurred and is continuing, such prepayment shall be applied to such Loans as the Borrower may direct."

                               g. Section 2.8(b) of the Credit Agreement is amended by deleting clause (ii) and inserting in lieu thereof the following:

                                       "(ii) no Letter of Credit shall be
                                       issued which would cause the sum of the
                                       outstanding principal amount of all
                                       Loans and the Letter of Credit Usage to
                                       exceed the lesser of (A) the Commitment
                                       and (B) an amount equal to thirty
                                       percent (30%) of the total committed
                                       lending limits of the Banks (as defined
                                       in Section 3 of the Intercreditor
                                       Agreement) under the Bank Agreements (as defined in Section 3 of the Intercreditor Agreement), and"

                               h. Section 7.7(a) of the Credit Agreement is amended by deleting the existing
                                       Section 7.7 (a) and inserting in lieu
                                       thereof the following:

                                       "(a)  Adjusted Tangible Net Worth to be
                                       less than (i) $296,000,000 from and
                                       including December 31, 1992 through and
                                       including December 30, 1993, (ii)
                                       $300,000,000 from and including December
                                       31, 1993 through and including September
                                       29, 1994, and (iii) $345,000,000 as of
                                       September 30, 1994 or at any time
                                       thereafter;"

                               i. Section 7.11(a) of the Credit Agreement is amended by deleting clause (A)

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                                       thereof and redesignating clauses (B)
                                       and (C) thereof as clauses (A) and (B) , respectively.

                               j. Section 7.15(a) of the Credit Agreement is amended by deleting the existing
                                       Section 7.15(a) and substituting in lieu thereof the following:

                                       "(a) hold (directly or indirectly,
                                       including without limitation by an
                                       investment or interest in any Person)
                                       any ownership interest or other
                                       investment in "unimproved land" or
                                       invest (directly or indirectly,
                                       including without limitation by an
                                       investment or interest in any Person) in or acquire "unimproved land" or invest (directly or indirectly, including without limitation by an investment or interest in any Person) in or make or incur "improvement expenditures" or otherwise increase the "aggregate cost" of any "unimproved land" unless (x) all or substantially all of the improvements, if any, with respect to each such parcel of unimproved land shall consist of one or more retail shopping centers and (y) the "aggregate cost" of all "unimproved land" (including, without limitation,
                                       "improvement expenditures") (after
                                       giving effect to any such acquisition,
                                       investment, expenditure or increase, if
                                       applicable) shall not exceed at any time
                                       15% of Adjusted Tangible Net Worth at
                                       such time.  For purposes of this Section
                                       7.15 (a) the following terms shall have
                                       the meanings indicated:

                                                (i) the term "unimproved land"
                                                shall mean any real property
                                                other than property that either
                                                (A) at any time since the date
                                                of its acquisition by the
                                                Borrower or any Subsidiary of
                                                the Borrower, has had "completed
                                                retail improvements"
                                                constructed thereon or (B) as of
                                                the date of any determination
                                                has and  maintains a "preleasing
                                                rate" of 70% or more;

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                                                (ii)  the term "completed retail
                                                improvements" shall mean
                                                improvements comprising one or
                                                more retail shopping centers
                                                that (x) have been substantially
                                                completed and for which all
                                                certificates of occupancy
                                                (and/or any other necessary
                                                governmental permits) needed to
                                                occupy and use at least 70% of
                                                the rentable area of such
                                                improvements for such retail
                                                shopping purposes have been
                                                obtained and are in effect and
                                                (y) at the same time shall have
                                                a "preleasing rate" of 70% or
                                                more;

                                                (iii) the term "aggregate cost"
                                                shall mean, as of the date of
                                                any determination, with respect
                                                to all real estate that
                                                constitutes unimproved land as
                                                of such date, all costs paid or
                                                incurred by the Borrower or any
                                                of its Subsidiaries in
                                                connection with or as a result
                                                of investing in or acquiring or
                                                owning the unimproved land
                                                (directly or indirectly,
                                                including without limitation by
                                                an investment or interest in any
                                                Person), including without
                                                limitation the purchase price
                                                thereof, all closing costs
                                                therefor and all "improvement
                                                expenditures" relating to
                                                unimproved land;

                                                (iv) the term "improvement
                                                expenditures" shall mean all
                                                expenditures made or incurred
                                                relating to improvements on or
                                                serving unimproved land,
                                                including without limitation
                                                expenditures for design,
                                                development, construction, or
                                                installation of such
                                                improvements, or acquisition of
                                                materials in connection with
                                                such improvements; and


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                                                (v)     the term "preleasing
                                                rate" shall mean a percentage
                                                determined by dividing (X) the
                                                rentable square footage rented
                                                by tenants for a parcel pursuant
                                                to mutually binding bona fide
                                                third party lease agreements
                                                containing terms and conditions
                                                that are usual and customary for
                                                improvements of such type by
                                                (Y) the total rentable square
                                                footage of the improvements to
                                                be made to such parcel.

                               k.      Section 8.1(d)(i) of the Credit
                                       Agreement is amended by inserting after
                                       the phrase "Section 7.15" the phrase
                                       "(other than Section 7.15(a))".

                               l. Section 8.1 of the Credit Agreement is amended by adding an new subsection (e) thereto to read as follows:

                                       "(e)  default shall occur in the
                                       observance or performance by the
                                       Borrower of any covenant, agreement or
                                       provision contained in the Intercreditor
                                       Agreement which is not remedied within 5 days after the date thereof;"

                                       and redesignating clauses (e) through
                                       (l) thereof as clauses (f) through (m),
                                       respectively.

                               m. Exhibit D to the Credit Agreement (Form of Officer's Compliance Certificate) is amended by deleting the existing paragraph 4(a) and the related footnote and substituting the following:

                                       (a)      Adjusted Tangible Net Worth to
                                                be less than $345,000,000:

                               n. Exhibit D to the Credit Agreement (Form of Officer's Compliance Certificate) is further amended by adding a new paragraph 8 thereto, which shall read as follows:

                                       8.  The "aggregate cost" of all
                                       "unimproved land" has not exceeded, and
                                       the Borrower and its Subsidiaries have

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                                       not made acquisitions, investments or
                                       expenditures or otherwise increased the
                                       "aggregate cost" of all "unimproved
                                       land" so that such "aggregate cost"
                                       exceeded, 15% of Adjusted Tangible Net
                                       Worth at any time during the Quarter,
                                       and the Borrower and its Subsidiaries
                                       have otherwise complied in all respects
                                       with Section 7.15(a) of the Credit
                                       Agreement at all times during the
                                       Quarter.  In making the foregoing
                                       statement, the following parcels had a
                                       "preleasing rate" of 70% or more (as
                                       indicated below) at all times relevant
                                       to determining compliance with Section
                                       7.15(a) of the Credit Agreement at all
                                       times during the Quarter:
                                       [name of parcel] ___% preleasing rate
                                       [name of parcel] ___% preleasing rate

              2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (i) all representations and warranties made in or in connection with the Credit Agreement and this First Amendment are true, correct and complete on and as of the date hereof (after giving effect to this First Amendment and the transactions contemplated hereby) except that the representations and warranties in Section 5.3(a) of the Credit Agreement shall be deemed to refer to the most recent audited consolidated financial statements furnished to the Bank pursuant to Section 7.6 of the Credit Agreement; (ii) no event that would constitute a Default or an Event of Default under the Credit Agreement has occurred and is continuing or will occur as a result of this First Amendment or the transactions contemplated hereby; (iii) the Borrower and its Subsidiaries are in compliance with Sections 7.7(a) and 7.15(a) of the Credit Agreement, as amended hereby, as of the date of this First Amendment; (iv) except as disclosed in writing to the Bank, there have been no amendments to the Declaration of Trust or the Bylaws of the Borrower except as disclosed in writing to the Bank from the copies previously delivered to the Bank pursuant to Section 6.1 or 6.2 of the Credit Agreement; and (v) the execution and delivery of this First Amendment and the performance of the Borrower's obligations under the Credit Agreement, as amended hereby, have been approved by all necessary action of the Borrower and the officer executing this First Amendment has been duly authorized to execute and deliver this First Amendment on behalf of the Borrower.

              3. CONDITIONS TO AMENDMENT. The effectiveness of the agreement of the Bank to this First Amendment is subject to the satisfaction of the following conditions precedent:

                      (a) The Bank shall have received the following, all of which must be in form and substance satisfactory to the Bank in its sole discretion:


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                      (i)  this First Amendment, duly executed by the Borrower
                      and the Bank;

                      (ii) an Amended Revolving Credit Note, in the form attached hereto as Exhibit A (the "Amended Revolving Credit Note"), duly executed by the Borrower;

                      (iii) a certificate of good standing of the Borrower as an unincorporated business trust from the State of Maryland; and

                      (iv) such additional agreements, opinions, certifications, instruments and other documents relating hereto, to the Credit Agreement or to the Intercreditor Agreement that the Bank may deem necessary or desirable.

              b. All representations and warranties made in or in connection with the Credit Agreement and this First Amendment (including, without limitation, the representations and warranties set forth in Section 2 of this First Amendment) shall be true, correct and complete on and as of the date hereof.

              c. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing or will occur as a result of this First Amendment or the transactions contemplated hereby.

              d. No Claims or Defenses. The Borrower acknowledges and agrees that its obligations under the Credit Agreement, as amended hereby, are its valid obligations and, as of the date hereof, there are no claims, setoffs or defenses to the payment or performance by the Borrower of such obligations, and that the Bank may enforce the payment and performance of such obligations as set forth in the Credit Agreement, as amended hereby, and the Amended Revolving Credit Note.

              5. Counterpart Execution. This First Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument. In making proof of this agreement it shall only be necessary to account for and produce one such counterpart.

              6. Survival of Representations. All representations and warranties made in the Credit Agreement or in certificates given pursuant thereto or provided for under any other Loan Documents shall survive the execution and delivery of this First Amendment and the Amended Revolving Credit Note, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available under the Credit Agreement. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this First Amendment and of the Amended Revolving Credit Note and shall continue in full force and effect with


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     respect to the date as of which they were made as long as any credit is in use or available under the Credit Agreement (as amended hereby).

              7. Entire Agreement. From and after the effectiveness of this First Amendment, the Credit Agreement (as amended hereby) and the Amended Revolving Credit Note constitute the entire understanding of the parties with respect to the subject matter thereof and any prior agreements, whether written or oral, or contemporaneous oral agreements, with respect thereto are superseded hereby.

              8. GOVERNING LAW. THE CREDIT AGREEMENT, THIS FIRST AMENDMENT AND THE AMENDED REVOLVING CREDIT NOTE, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THERETO, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF.

              9. References to the Credit Agreement and the Note. Except as herein specifically amended the Credit Agreement shall remain in full force and effect in accordance with its terms. From and after the effectiveness hereof, whenever reference is made in any agreement (including without limitation the Credit Agreement), note, certificate, notice, document, letter or conversation to the Credit Agreement or to the Note, such reference shall, without more, be deemed to refer to the Credit Agreement, as amended hereby, or to the Amended Revolving Credit Note, as applicable.



























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              IN WITNESS WHEREOF the parties hereto have executed this First
     Amendment as of the date first written above.

                               FEDERAL REALTY INVESTMENT TRUST

                               By: Ron D. Kaplan
                                   --------------------------------------
                                   Name:  Ron D. Kaplan
                                          --------------------------------
                                   Title: Vice President - Capital Markets
                                          --------------------------------

                               SIGNET BANK/MARYLAND

                               By: Susan Elliott Benninghoff
                                   -------------------------------------
                                    Name:  Susan Elliott Benninghoff
                                           -----------------------------
                                    Title: Vice President
                                           -----------------------------
     Attachments

          Exhibit A -- Form of Amended Revolving Credit Note






























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